Loss per share	12 Months Ended
Jun. 30, 2025
Loss Per Share
Loss per share

29. Loss per share:

The calculation of earnings per share for the year ended June 30, 2025 and 2024 are as follows:

	2025	2024

Net loss for the year	$(31,116)	$(3,577)

Basic weighted average number of shares outstanding	32,197,331	27,040,189
Diluted weighted average number of shares outstanding	32,197,331	27,040,189

Loss per share
Basic	$(0.97)	$(0.13)
Diluted	$(0.97)	$(0.13)

As of June 30, 2025, the Company has four categories of potentially dilutive securities: 2,276,500 of share options, 276,677 of RSUs, 10,152,085 of warrants and 2,283,929 of CVRs (note 19).

All potentially dilutive securities have been excluded from the calculation of diluted loss per share for all periods presented, as the Company was in a net loss position during those periods. Including the dilutive securities would be anti-dilutive; therefore, basic and dilutive number of shares used in the calculation is the same for all periods presented.